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                                                                 Exhibit (e)(3)

[LOGO OF AIG AMERICAN GENERAL]                          AIG Corporate Investor
                                             Variable Universal Life Insurance
                                                      Supplemental Application
American General Life Insurance
Company, ("AGL")
A member company of American
International Group, Inc.
Home Office: Houston, Texas

(This supplement must accompany the appropriate application for life insurance.) The supplement and the application will be attached to and made a part of the policy.

Applicant Information -- Supplement to the application on the life of


---------------------------------------  --------------------------------------
Name of proposed insured                 Date of application for life insurance

Initial Allocation Percentages

Investment Options In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                                           PREMIUM   DEDUCTION
                                                          ALLOCATION ALLOCATION
                                                          ---------- ----------

 (301) AGL Declared Fixed Interest Account...............   ______%    ______%
 AIM Variable Insurance Funds
 (802) AIM V.I. International Growth.....................   ______%    ______%
 The Alger American Fund
 (849) Alger American Leveraged AllCap...................   ______%    ______%
 (843) Alger American MidCap Growth......................   ______%    ______%
 American Century Variable Portfolios, Inc.
 (825) VP Value..........................................   ______%    ______%
 Credit Suisse Trust.....................................
 (850) Small Cap Core I..................................   ______%    ______%
 Fidelity Variable Insurance Products....................
 (851) VIP Asset Manager.................................   ______%    ______%
 (840) VIP Contrafund....................................   ______%    ______%
 (838) VIP Equity-Income.................................   ______%    ______%
 (852) VIP Freedom 2020..................................   ______%    ______%
 (853) VIP Freedom 2025..................................   ______%    ______%
 (854) VIP Freedom 2030..................................   ______%    ______%
 (839) VIP Growth........................................   ______%    ______%
 (844) VIP Mid Cap.......................................   ______%    ______%
 Franklin Templeton Variable Insurance Products Trust
 (845) VIP Franklin Small Cap Value Securities...........   ______%    ______%
 (855) VIP Franklin U.S. Government......................   ______%    ______%
 (856) VIP Mutual Shares Securities......................   ______%    ______%
 (857) VIP Templeton Foreign Securities..................   ______%    ______%
 Janus Aspen Series
 (821) International Growth..............................   ______%    ______%
 (823) Mid Cap Growth....................................   ______%    ______%
 MFS Variable Insurance Trust
 (820) MFS VIT New Discovery.............................   ______%    ______%
 (818) MFS VIT Research..................................   ______%    ______%
 Neuberger Berman Advisers Management Trust
 (824) AMT Mid-Cap Growth................................   ______%    ______%
 (858) AMT Socially Responsive...........................   ______%    ______%
 Oppenheimer Variable Account Funds
 (859) Oppenheimer Balanced..............................   ______%    ______%
 (846) Oppenheimer Global Securities.....................
 PIMCO Variable Insurance Trust
 (860) PIMCO VIT CommodityRealReturn Strategy............   ______%    ______%
 (836) PIMCO VIT Real Return.............................   ______%    ______%
 (835) PIMCO VIT Short-Term..............................   ______%    ______%
 (837) PIMCO VIT Total Return............................   ______%    ______%
 Pioneer Variable Contracts Trust
 (861) Pioneer Mid Cap Value VCT.........................   ______%    ______%
 Putnam Variable Trust
 (814) Putnam VT Diversified Income......................   ______%    ______%
 (815) Putnam VT Int'l Growth and Income.................   ______%    ______%
 SunAmerica Series Trust
 (862) ST Aggressive Growth..............................   ______%    ______%
 (863) ST Balanced.......................................   ______%    ______%
 VALIC Company I
 (864) International Equities............................   ______%    ______%
 (805) Mid Cap Index.....................................   ______%    ______%
 (801) Money Market I....................................   ______%    ______%
 (865) Nasdaq-100 Index..................................   ______%    ______%
 (866) Science & Technology..............................   ______%    ______%
 (827) Small Cap Index...................................   ______%    ______%
 (806) Stock Index.......................................   ______%    ______%
 Van Kampen Life Investment Trust
 (867) LIT Growth and Income.............................   ______%    ______%
 Vanguard Variable Insurance Fund
 (833) VIF High Yield Bond...............................   ______%    ______%
 (834) VIF REIT Index....................................   ______%    ______%

 Other: __________________________                          ______%    ______%
                                                               100%       100%

CM1001-99 REV0504               Page 1 of 4                          REV0907

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 Dollar Cost Averaging (DCA)

 Dollar Cost     ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can
 Averaging (DCA) be systematically transferred from any one investment option and directed to one or more of the investment options below.
                 The AGL Declared Fixed Interest Account is not available for
                 DCA. Please refer to the prospectus for more information on the DCA option.

                 NOTE: DCA is not available if the Automatic Rebalancing option has been chosen.

                 Day of the month for transfers:        (Choose a day of the
                 month between 1-28.)

                 Frequency of transfers:  [ ] Monthly   [ ] Quarterly   [ ]
                 Semiannually   [ ] Annually

                 DCA to be made from the following investment option:

                 Transfer $               ($100 MINIMUM, WHOLE DOLLARS ONLY)

 AIM Variable Insurance Funds
 (802) AIM V.I. International Growth......................... $________________
 The Alger American Fund
 (849) Alger American Leveraged AllCap....................... $________________
 (843) Alger American MidCap Growth.......................... $________________
 American Century Variable Portfolios, Inc.
 (825) VP Value.............................................. $________________
 Credit Suisse Trust
 (850) Small Cap Core I...................................... $________________
 Fidelity Variable Insurance Products
 (851) VIP Asset Manager..................................... $________________
 (840) VIP Contrafund........................................ $________________
 (838) VIP Equity-Income..................................... $________________
 (852) VIP Freedom 2020...................................... $________________
 (853) VIP Freedom 2025...................................... $________________
 (854) VIP Freedom 2030...................................... $________________
 (839) VIP Growth............................................ $________________
 (844) VIP Mid Cap........................................... $________________
 Franklin Templeton Variable Insurance Products Trust
 (845) VIP Franklin Small Cap Value Securities............... $________________
 (855) VIP Franklin U.S. Government.......................... $________________
 (856) VIP Mutual Shares Securities.......................... $________________
 (857) VIP Templeton Foreign Securities...................... $________________
 Janus Aspen Series
 (821) International Growth.................................. $________________
 (823) Mid Cap Growth........................................ $________________
 MFS Variable Insurance Trust................................
 (820) MFS VIT New Discovery................................. $________________
 (818) MFS VIT Research...................................... $________________
 Neuberger Berman Advisers Management Trust
 (824) AMT Mid-Cap Growth.................................... $________________
 (858) AMT Socially Responsive............................... $________________
 Oppenheimer Variable Account Funds
 (859) Oppenheimer Balanced.................................. $________________
 (846) Oppenheimer Global Securities......................... $________________
 PIMCO Variable Insurance Trust
 (860) PIMCO VIT CommodityRealReturn Strategy................ $________________
 (836) PIMCO VIT Real Return................................. $________________
 (835) PIMCO VIT Short-Term.................................. $________________
 (837) PIMCO VIT Total Return................................ $________________
 Pioneer Variable Contracts Trust
 (861) Pioneer Mid Cap Value VCT............................. $________________
 Putnam Variable Trust
 (814) Putnam VT Diversified Income.......................... $________________
 (815) Putnam VT Int'l Growth and Income..................... $________________
 SunAmerica Series Trust.....................................
 (862) ST Aggressive Growth.................................. $________________
 (863) ST Balanced........................................... $________________
 VALIC Company I
 (864) International Equities................................ $________________
 (805) Mid Cap Index......................................... $________________
 (801) Money Market I........................................ $________________
 (865) Nasdaq-100 Index...................................... $________________
 (866) Science & Technology.................................. $________________
 (827) Small Cap Index....................................... $________________
 (806) Stock Index........................................... $________________
 Van Kampen Life Investment Trust
 (867) LIT Growth and Income................................. $________________
 Vanguard Variable Insurance Fund
 (833) VIF High Yield Bond................................... $________________
 (834) VIF REIT Index........................................

 Other:_______________                                        $ _______________

Automatic Rebalancing

Automatic   ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division
Rebalancing assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared
            Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

            Check Here for Automatic Rebalancing Frequency:   [ ]
            Quarterly  [ ] Semiannually  [ ] Annually

            NOTE: Automatic Rebalancing is not available if the DCA option has been chosen.

CM1001-99 REV0504               Page 2 of 4                          REV0907

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

Modified Endowment Contract

Contract            If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal
                    Revenue Code, there may be potentially adverse tax consequences.
                    Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be
                    refunded.  [ ] YES  [ ] NO

Authorization for Transactions

Initial appropriate I (or we, if Joint Owners), hereby authorize AGL to act on
box here:           telephone instructions or e-service instructions, if elected, to transfer values among the variable divisions and the AGL
                    Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions given by:

                    [ ] Policy Owner(s)-- if Joint Owners, either of us acting independently.

                    [ ] Policy Owner(s) or the Agent/Registered Representative who
                        is appointed to represent AGL and the firm authorized to service my policy.

                    AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions and e-service instructions received and acted on in good faith, including losses due to telephone instructions or
                    e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to
                    instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service
                    instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.
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 Suitability

 All questions must 1. Have you, the Proposed Insured or Owner
 be answered.          (if different), received the variable
                       universal life insurance policy
                       prospectus and the investment choices
                       brochure describing the investment
                       options?                                  [ ] yes [ ] no

                    2. Do you understand and acknowledge:

                        a. THAT THE POLICY APPLIED FOR IS
                           VARIABLE, EMPLOYS THE USE OF
                           SEGREGATED ACCOUNTS WHICH MEANS
                           THAT YOU NEED TO RECEIVE AND
                           UNDERSTAND CURRENT PROSPECTUSES FOR
                           THE POLICY AND THE UNDERLYING
                           ACCOUNTS?                             [ ] yes [ ] no

                        b. THAT ANY BENEFITS, VALUES OR
                           PAYMENTS BASED ON PERFORMANCE OF
                           THE SEGREGATED ACCOUNTS MAY VARY:
                           AND                                   [ ] yes [ ] no

                          (1) ARE NOT GUARANTEED BY THE
                              COMPANY, ANY OTHER INSURANCE
                              COMPANY, THE U.S. GOVERNMENT OR
                              ANY STATE GOVERNMENT?              [ ] yes [ ] no

                          (2) ARE NOT FEDERALLY INSURED BY THE
                              FDIC, THE FEDERAL RESERVE BOARD
                              OR ANY OTHER AGENCY, FEDERAL OR
                              STATE?                             [ ] yes [ ] no

                        c. THAT IN ESSENCE, ALL RISK IS BORNE
                           BY THE OWNER EXCEPT FOR FUNDS
                           PLACED IN THE AGL DECLARED FIXED
                           INTEREST ACCOUNT?                     [ ] yes [ ] no

                        d. THAT THE POLICY IS DESIGNED TO
                           PROVIDE LIFE INSURANCE COVERAGE AND
                           TO ALLOW FOR THE ACCUMULATION OF
                           VALUES IN THE SEGREGATED ACCOUNTS?    [ ] yes [ ] no

                        e. THE AMOUNT OR DURATION OF THE DEATH
                           BENEFIT MAY INCREASE OR DECREASE,
                           DEPENDING ON THE INVESTMENT
                           EXPERIENCE OF THE SEPARATE ACCOUNT?   [ ] yes [ ] no

                        f. THE POLICY VALUES MAY INCREASE OR
                           DECREASE, DEPENDING ON THE
                           INVESTMENT EXPERIENCE OF THE
                           SEPARATE ACCOUNT, THE AGL DECLARED
                           FIXED INTEREST ACCOUNT
                           ACCUMULATION, AND CERTAIN EXPENSE
                           DEDUCTIONS?                           [ ] yes [ ] no

                    3. Do you believe the Policy you selected
                       meets your insurance and investment
                       objectives and your anticipated
                       financial needs?                          [ ] yes [ ] no

CM1001-99 REV0504               Page 3 of 4                          REV0907

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Electronic Delivery Consent

                 American General Life Insurance Company ("AGL") is capable of providing contract and investment option prospectuses, supplements, statements of additional information, and reports via e-mail or CD-ROM. In order to verify your e-mail receipt of these documents, we must obtain your consent to this type of delivery format.

                 This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the following communications via e-mail or CD-ROM:

                 .   Contract prospectuses and supplements

                 .   Investment option prospectuses and supplements

                 .   Statements of additional information

                 .   Annual and semi-annual investment option reports

                 This consent to delivery by e-mail or CD-ROM has no expiration date. You may change or cancel your consent at any time by writing to us at American General Insurance Company, P.O. Box
                 4880, Houston, Texas 77210-4880, Attn: Policy Owner Services.
                 You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                 In order to participate in this delivery method you must have access to the following:

                 .   A personal computer with CD-ROM hardware and software

                 .   Browser software, such as Microsoft Internet Explorer,
                     Netscape Communicator, or equivalent,

                 .   Communication access to the Internet.

                 Should you wish to print materials that have been delivered via e-mail or CD-ROM you must also have access to a printer.
                 Materials will be published using Portable Document Format
                 (PDF). In order to view PDF documents, you must have Adobe
                 Acrobat Reader software, which is available for download free-of charge from http://www.adobe.com/products/acrobat/readstep2.html.

                 We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                 Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                 By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                 I consent to receive electronic delivery of the documents specified above.


                 -------------------------------  ------------------------------
                 Signature of Owner               Please provide your e-mail
                                                  address

                 If you prefer CD-ROM Delivery, please check here [ ]

Signatures

Signatures       Signed at (city, state) __________________________

                 Print name of Broker/Dealer ______________________

                 X Registered representative ___State license #____   Date___

                 X Primary proposed insured ________________________  Date___

                 X Owner ___________________________________________  Date___
                 (If different from Proposed Insured)

                 X Joint Owner ____________________________________   Date___
                 (If applicable)

CM1001-99 REV0504               Page 4 of 4                          REV0907